Investment objective

The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 06/30/15)
Net asset value per share	$19.42
Market price	$17.79
Premium/discount	-8.39%
Total net assets	$ 159.70 m
Market cap	$ 146.31 m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,224,330
Last dividend (Ex-dividend date)	$2.6332 (December 26, 2014)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	TWN
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 06/30/15)

Cumulative performance*	(as at 06/30/15)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	-3.2	3.7	8.6	-0.7	37.9	59.1	90.8
Market Price	0.1	5.8	8.8	1.3	38.4	64.5	95.7
TSE Index	-4.4	-1.4	2.6	-4.0	23.8	32.56	53.0
TAIEX Total Return IndexA	-3.7	-0.6	3.4	-0.5	37.1	58.4	121.1
MSCI Taiwan Index	-3.2	1.0	5.0	3.0	41.0	61.5	83.1

Rolling 12 month performance*	(as at 06/30/15)
%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
The Taiwan Fund, Inc.	-0.7	24.3	11.7	-19.4	43.1
Market Price	1.3	26.1	8.3	-18.7	46.2
TSE Index	-4.0	16.9	10.2	-19.0	32.1
TAIEX Total Return IndexA	-0.5	20.6	14.3	-16.0	37.5
MSCI Taiwan Index	3.0	20.0	14.1	-15.7	35.9

Top 10 holdings	(as at 06/30/15)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	8.4
Hon Hai Precision Industry Co., Ltd.	6.2
Cathay Financial Holding Co., Ltd.	4.1
Largan Precision Co., Ltd.	3.9
Fubon Financial Holding Co., Ltd.	3.6
Advanced Semiconductor Engineering, Inc.	3.2
Catcher Technology Co., Ltd.	3.1
CTBC Financial Holding Co., Ltd.	2.9
Pegatron Corp.	2.6
Eclat Textile Co., Ltd.	2.5

*	In US Dollar terms
A	TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown	(as at 06/30/15)

Sector	Fund %	BenchmarkA	Deviation
Automobile	0.0%	1.7%	-1.7%
Biotechnology & Medical Care	0.0%	0.8%	-0.8%
Building Material & Construction	0.0%	1.7%	-1.7%
Cement	0.0%	1.1%	-1.1%
Chemical	0.0%	1.0%	-1.0%
Communications & Internet	1.6%	6.1%	-4.5%
Computer & Peripheral Equipment	6.1%	6.4%	-0.3%
Electric & Machinery	7.0%	1.7%	5.3%
Electrical & Cable	0.0%	0.3%	-0.3%
Electronic Parts & Components	7.7%	4.1%	3.6%
Electronic Products Distribution	0.0%	0.9%	-0.9%
Financial & Insurance	17.3%	14.8%	2.5%
Foods	2.3%	1.9%	0.4%
Glass & Ceramic	0.0%	0.2%	-0.2%
Information Service	0.0%	0.2%	-0.2%
Iron & Steel	0.0%	2.1%	-2.1%
Oil, Gas & Electricity	2.0%	3.0%	-1.0%
Optoelectronic	8.9%	4.7%	4.2%
Other	3.1%	3.5%	-0.4%
Other Electronic	9.7%	7.9%	1.8%
Paper & Pulp	0.0%	0.2%	-0.2%
Plastics	5.4%	6.1%	-0.7%
Rubber	0.0%	1.4%	-1.4%
Semiconductor	18.6%	22.1%	-3.5%
Shipping & Transportation	0.7%	1.8%	-1.1%
Textiles	4.7%	2.2%	2.5%
Tourism	0.4%	0.5%	-0.1%
Trading & Consumers' Goods	2.6%	1.6%	1.0%
Cash	1.9%	0.0%	1.9%
Overall Total	100.0%	100.0%	0.0%

Review

The TAIEX succumbed to proﬁt taking and lost 3.7% in June, which was one of the larger monthly declines since October 2014. Several factors contributed to the decline, including market jitters over the potential Greek default, the threat of a Middle East Respiratory Syndrome (MERS) outbreak in Korea, a slow season for the technology supply chain, and overall weakening exports and economic growth momentum. Despite daily trading limits being lifted to +/-10% in June, TAIEX daily trading volume was disappointing, with both foreign and local institutional investors being heavy net sellers in June. The Technology sector declined over the month. Among the sub-sectors, high beta names such as the thin-ﬁlm transistor liquid crystal display and the dynamic random-access memory sectors suffered double-digit percentage losses. The Hardware sector fell in June, partially driven by unexciting product launches at Computex Taipei. HTC hit an all-time low after the company unexpectedly slashed its second quarter 2015 (2Q15) ﬁnancial guidance. The Semiconductor sector underperformed for the second consecutive month, led by the Taiwan Semiconductor Manufacturing Company amid concerns over a sub-seasonal third  quarter  2015  (3Q15). Only a few companies in Apple's supply chain were resilient in June. Generally speaking, all sectors closed down for the month except for the Oil & Gas, Textile and Food sectors, which advanced in New Taiwan Dollar (NTD) terms.

Outlook

Market sentiment remains fragile, being weighed down by a generally sluggish 2Q15 for the Technology sector, and concerns for second half of 2015 outlook. The only visibly positive area is the supply chain for Apple's iPhone, where sales of the current model surpassed expectations, and hopes for the replacement model remain high. As a whole, it will be difficult for the Technology sector to rally on fundamentals given weakness in all the end markets for personal computers, Note Books, televisions and smartphones. For the Financial sector, strong results so far are largely driven by trading gains and low credit costs. However, the sustainability of the earnings will have to be monitored carefully. Despite the shaky outlook, we maintain a constructive view of the market given TAIEX's muted year-to-date performance relative to regional markets. The sluggish 2Q15 and concerns for the 2H15 outlook should have been somewhat reﬂected in prices, as valuations are not stretched. We could see domestic interest shifting back to the Taiwan market marginally given the heightened volatility of the China market.

Full portfolio holdings	(as at 06/30/15)

Holding	Market Value USD	Fund %
Semiconductor	29,696,203	18.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,487,854	8.4%
Advanced Semiconductor Engineering, Inc.	5,066,749	3.2%
CHIPBOND Technology Corp.	2,561,685	1.6%
Nanya Technology Corp.	2,066,023	1.3%
ASPEED Technology, Inc.	1,700,347	1.0%
Parade Technologies Ltd.	1,563,467	1.0%
Silicon Motion Technology Corp.	1,228,655	0.8%
Siliconware Precision Industries Co.	906,578	0.6%
RichTek Technology Corp.	658,834	0.4%
Hermes Microvision Inc.	456,011	0.3%
Financial & Insurance	27,578,410	17.3%
Cathay Financial Holding Co., Ltd	6,476,839	4.1%
Fubon Financial Holding Co., Ltd.	5,792,847	3.6%
CTBC Financial Holding Co., Ltd.	4,588,170	2.9%
China Development Financial Holding Corp.	3,703,259	2.3%
China Life Insurance Co., Ltd.	3,080,884	1.9%
Mega Financial Holding Co., Ltd.	2,677,781	1.7%
E. Sun Financial Holding Co., Ltd.	1,258,630	0.8%
Other Electronic	15,505,520	9.7%
Hon Hai Precision Industry Co., Ltd.	9,867,218	6.2%
Catcher Technology Co., Ltd.	4,954,091	3.1%
Tung Thih Electronic Co., Ltd.	436,727	0.3%
Bizlink Holding, Inc.	247,484	0.1%
Optoelectronic	14,257,489	8.9%
Largan Precision Co., Ltd.	6,283,524	3.9%
Innolux Corp.	3,147,000	2.0%
Radiant Opto-Electronics Corp.	1,963,101	1.2%
TPK Holding Co., Ltd.	1,209,111	0.8%
Au Optronics Corp.	1,152,007	0.7%
Gigasolar Materials Corp.	502,747	0.3%
Electronic Parts & Components	12,328,386	7.7%
Zhen Ding Technology Holding Ltd.	3,381,290	2.1%
King; Slide Works Co., Ltd.	2,924,306	1.8%
De l t a Elect ronics, Inc.	2,903,499	1.8%
Cheng Uei Precision Industry Co., Ltd.	1,855,295	1.2%
Flexium Interconnect, Inc.	1,263,997	0.8%
Electric & Machinery	11,155,852	7.0%
Hota Industrial Manufacturing Co., Ltd.	2,951,237	1.8%
Yeong Guan Energy Technology Group Co., Ltd.	2,715,144	1.7%
Cub Elecparts, Inc.	1,753,5250	1.1%
Iron Force Industrial Co., Ltd.	1,730,8986	1.1%
Sumeeko Industries Co., Ltd.	1,121,512	0.7%
Macauto Industrial Co., Ltd.	883,534	0.6%
Computer & Peripheral Equipment	9,678,797	6.1%
Pegatron Corp.	4,085,589	2.6%
Ennoconn Corp.	3,379,9129	2.1%
Posiflex Technology, Inc.	897,778	0.6%
Advantech Co., Ltd.	843,603	0.5%
Axiomtek Co., Ltd.	471,9156	0.3%

Full portfolio holdings (cont'd)

	Market Value
Holding	USD	Fund %
Plastics	8,591,531	5.4%
Nan Ya Plastics Corp.	3,538,518	2.2%
Formosa Plastics Corp.	2,816,516	1.8%
Formosa Chemicals & Fibre Corp.	2,236,497	1.4%
Textiles	7,571,100	4.7%
Eclat Textile Co., Ltd.	4,050,690	2.5%
Makalot Industrial Co., Ltd.	3,364,517	2.1%
Toung Loong Textile Manufacturing Co., Ltd.	155,893	0.1%
Other	4,902,105	3.1%
Taiwan Paiho Ltd.	1,302,695	0.8%
Pou Chen Corp.	1,289,147	0.8%
Sunspring Metal Corp.	875,075	0.6%
Merida Industry Co., Ltd.	842,665	0.5%
KMC Kuei Meng International, Inc.	592,523	0.4%
Trading & Consumers' Goods	4,215,221	2.6%
President Chain Store Corp.	2,004,408	1.2%
Poya Co., Ltd.	1,473,935	0.9%
Taiwan FamilyMart Co., Ltd.	736,878	0.5%
Foods	3,617,261	2.3%
Uni-President Enterprises Corp.	3,617,261	2.3%
Oil, Gas & Electricity	3,267,647	2.0%
Formosa Petrochemical Corp.	3,267,647	2.0%
Communications & Internet	2,633,181	1.6%
Wistron NeWeb Corp.	2,633,1812	1.6%
Shipping & Transportation	1,056,250	0.7%
Eva Airways Corp.	534,163	0.4%
China Airlines Ltd.	522,088	0.3%
Tourism	559,173	0.4%
TTFB Co., Ltd.	559,173	0.4%
Cash	3,086,428	1.9%
Grand Total	159,700,555	100.0%

Source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express of implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

•	It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.
•	Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.
•	Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.
•	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.